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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JUNE 25, 2001
                        (Date of earliest event reported)


                             WASHINGTON MUTUAL, INC.
             (Exact name of registrant as specified in its charter)




         WASHINGTON                      1-14667                 91-1653725
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                  1201 THIRD AVENUE, SEATTLE, WASHINGTON 98101
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (206) 461-2000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

         THE MERGER
         ----------

         On June 25, 2001, Washington Mutual, Inc. ("Washington Mutual") announced that it had entered into a definitive Agreement and Plan of Merger with Dime Bancorp, Inc. ("Dime"), dated as of June 25, 2001 (the "Merger Agreement"), pursuant to which Dime will merge with and into Washington Mutual (the "Merger"). Washington Mutual will continue as the surviving corporation. A copy of the press release jointly issued by Washington Mutual and Dime announcing the Merger (the "Merger Release") is included herein as Exhibit 99(a) and is incorporated into this Item 5 by reference.

         As a result of the Merger, each outstanding share of Dime common stock will be converted into the right to receive merger consideration as provided for in the Merger Agreement. The aggregate consideration paid in the Merger will consist of approximately $1.4 billion in cash and approximately 92.3 million shares of Washington Mutual common stock. The transaction initially values Dime's common stock at $40.84 per share, based on a 1.05 exchange ratio and a price of $38.89 per Washington Mutual share, the average five-day price for Washington Mutual shares prior to announcement of the Merger. If the stock price of Washington Mutual were to equal $38.89 per share during a ten-day measuring period prior to closing, Dime stockholders could choose to receive Washington Mutual shares at a 1.05 exchange ratio or $40.84 per share in cash, subject to proration. If, however, the average stock price of Washington Mutual during the pre-closing measuring period does not equal $38.89, the exchange ratio and the value of the cash consideration will each be adjusted (upward or downward) so that the value of the stock consideration and the value of the cash consideration remain equal. The outcome of the per share consideration adjustment and the cash/stock election procedure will not change the aggregate number of Washington Mutual shares or the aggregate amount of cash to be paid by Washington Mutual.

         The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is to be accounted for as a purchase. Consummation of the Merger is subject to customary conditions.

         In connection with the Merger Agreement, Washington Mutual and Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V. (collectively, "Warburg") entered into a Warrant Purchase and Voting Agreement, dated as of June 25, 2001, pursuant to which Warburg agreed (1) to sell to Washington Mutual, concurrently with the closing of the Merger, the warrants held by Warburg to purchase shares of Dime, based on the same consideration available to the holders of Dime common stock and (2) to vote the shares of Dime common stock held by Warburg in favor of the Merger.

         On June 25, 2001, Washington Mutual intends to hold a presentation for analysts and others regarding the Merger (the "Meeting"), which will be accessible via conference call. At the meeting, certain financial and other information relating to the Merger will be presented (the "Merger Presentation Materials"). The Merger Presentation Materials are included as Exhibit


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99(b) to this report and are incorporated into this Item 5 by reference.
Information regarding the Meeting is included in the Merger Release.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)    Exhibits:

                99(a)    The Merger Release

                99(b)    The Merger Presentation Materials


                            *           *           *


         The Merger Release, the Merger Presentation Materials and any statements made by Washington Mutual during the Meeting and during any other conference call/webcast may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, (i) statements about the benefits of the merger between Washington Mutual and Dime, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the merger;
(ii) statements about Washington Mutual's plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" or words of similar meaning. These forward-looking statements are based upon the current beliefs and expectations of Washington Mutual's and Dime's management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.

         The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Washington Mutual and Dime may not be combined successfully, or such combination may take longer to accomplish or be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Dime may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) the risk of continued diversification of assets and adverse changes to credit quality; (9) competition from other


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financial services companies in Washington Mutual's and Dime's markets; (10) the concentration of Washington Mutual's operations in California may adversely affect results if the California economy or real estate market declines; and
(11) the risk of an economic slowdown that would adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Washington Mutual's and Dime's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov).

         Washington Mutual cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Washington Mutual or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Washington Mutual does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: June 25, 2001.

                                    WASHINGTON MUTUAL, INC.

                                    By   /S/ FAY L. CHAPMAN
                                         ---------------------------------
                                         Fay L.Chapman
                                         Senior Executive Vice President and
                                         General Counsel



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                                  EXHIBIT INDEX



          EXHIBIT NO.       EXHIBIT
          -----------       -------


          99(a)             The Merger Release.

          99(b)             The Merger Presentation Materials.